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                                 EXHIBIT 99.13

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1995-3

                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214)849-2000
                                                [LOGO OF FIRST USA APPEARS HERE]





                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-3
                _______________________________________________

              Monthly Period:                        04/01/96 to
                                                     04/30/96
              Distribution Date:                     05/15/96
              Transfer Date:                         05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capatalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1.      The total amount of the distribution to
                Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                           Class A                   $4.66666666
                                           Class B                    4.80833338
                                           Collateral Inv. Amt.       5.20833333
                                                                 ---------------
                                           Total (weighted avg.)     $4.73275000

        2.      The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Certificates, per $1,000 original
                certificate principal amount
                                           Class A                   $4.66666666
                                           Class B                   $4.80833338
                                           Collateral Inv. Amt.      $5.20833333
                                                                 ---------------
                                           Total (weighted avg.)     $4.73275000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1995-3
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                            --------------------
                                       Total                               $0.00

B.      Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.      Allocation of Principal Receivables.
                ------------------------------------

                The aggregate amount of Allocations of Principal
                Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                    $85,328,604.89
                                       Class B                      6,676,868.86
                                       Collateral Inv. Amt.        10,802,357.96
                                                            --------------------
                                       Total                     $102,807,831.71
                                                            ====================

        2.      Allocation of Finance Charge Receivables.
                -----------------------------------------

                (a) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                    $11,443,901.75
                                       Class B                        896,209.17
                                       Collateral Inv. Amt.         1,447,722.51
                                                            --------------------
                                       Total                      $13,787,833.43
                                                            ====================

                (b)     Principal Funding Investment Proceeds (to Class A)   N/A
                (c)     Withdrawals from Reserve Account (to Class A)        N/A
                                                            --------------------
                          Class A Available Funds                 $11,443,901.75
                                                            ====================



        3.      Principal Receivables / Investor Percentages
                --------------------------------------------

                (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $15,407,153,743.19
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1995-3
Page 3

    (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
         Accumulation Period)

                                        Class A                  $830,000,000.00
                                        Class B                    65,000,000.00
                                        Collateral Inv. Amt.      105,000,000.00
                                                               -----------------
                                        Total                  $1,000,000,000.00

    (c)  The Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
         Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           5.387%
                                        Class B                           0.422%
                                        Collateral Inv. Amt.              0.682%
                                                               -----------------
                                        Total                             6.491%

    (d)  During the Amortization Period: The Invested
         Amount as of _______ (the last day of the Revolving
         Period)

                                        Class A                              N/A
                                        Class B                              N/A
                                        Collateral Inv. Amt.                 N/A
                                                               -----------------
                                        Total                                N/A

    (e)  The Fixed/Floating Allocation Percentage: The
         Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph 3(a) above

                                        Class A                              N/A
                                        Class B                              N/A
                                        Collateral Inv. Amt.                 N/A
                                                               -----------------
                                        Total                                N/A

 4. Delinquent Balances.
    --------------------

    The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

    (a)    35 - 64 days                                          $233,085,687.89
    (b)    65 - 94 days                                          $150,215,281.63
    (c)    95 - 124 days                                         $110,895,315.12
    (d)    125 - 154 days                                         $88,035,352.92
    (e)    155 - 184 days                                         $76,105,895.19
    (f)    185 or more days                                       $66,855,338.43
                                                               -----------------
                                        Total                    $725,192,871.18
                                                               =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1995-3
Page 4

  5.  Monthly Investor Default Amount.
      --------------------------------

      (a)  The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the
           Monthly Period allocable to the Invested
           Amount (the aggregate "Investor Default
           Amount")
                                       Class A                   $3,361,450.05
                                       Class B                      263,246.09
                                       Collateral Inv. Amt.         425,243.68
                                                            ------------------
                                       Total                     $4,049,939.82
                                                            ==================


  6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a)  The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Collateral Invested Amount

                                       Class A                           $0.00
                                       Class B                            0.00
                                       Collateral Inv. Amt.               0.00
                                                            ------------------
                                       Total                             $0.00
                                                            ==================


      (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                           $0.00
                                       Class B                            0.00
                                       Collateral Inv. Amt.               0.00
                                                            ------------------
                                       Total                             $0.00
                                                            ==================


      (c)  The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                           $0.00
                                       Class B                            0.00
                                       Collateral Inv. Amt.               0.00
                                                            ------------------
                                       Total                             $0.00
                                                            ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1995-3
Page 5


                (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                            --------------------
                                       Total                               $0.00
                                                            ====================


        7.      Investor Servicing Fee.
                -----------------------

                (a)     The amount of the Investor Monthly Servicing Fee
                        payable by the Trust to the Servicer for the
                        Monthly Period
                                       Class A                     $1,037,500.00
                                       Class B                         81,250.00
                                       Collateral Inv. Amt.           131,250.00
                                                            --------------------
                                       Total                       $1,250,000.00
                                                            ====================


        8.      Reallocated Principal Collections
                ---------------------------------

                The amount of Reallocated Collateral and Class B
                Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
                Charge-Offs for the prior month.

                                       Class B                             $0.00
                                       Collateral Inv. Amt.                 0.00
                                                            --------------------
                                       Total                               $0.00
                                                            ====================


        9.      Collateral Invested Amount
                --------------------------

                (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month
                                                                 $105,000,000.00

                (b)     The Required Collateral Invested Amount as of the
                        close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month
                                                                 $105,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1995-3
Page 6


        10.     The Pool Factor.
                ----------------

                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                         Class A                     1.00000000
                                         Class B                     1.00000000
                                                              -----------------
                                         Total (weighted avg.)       1.00000000

        11.     The Portfolio Yield
                -------------------

                The Portfolio Yield for the related Monthtly Period       11.69%

        12.     The Base Rate
                -------------

                The Base Rate for the related Monthly Period               7.68%






C.      Information Regarding the Principal Funding Account
        ---------------------------------------------------

        1.      Accumulation Period
                -------------------

                (a)     Accumulation Period commencement date           03/31/98

                (b)     Accumulation Period length (months)                    2

                (c)     Accumulation Period Factor                          7.82

                (d)     Required Accumulation Factor Number                   11

                (e)     Controlled Accumulation Amount           $590,054,545.45

                (f)     Minimum Payment Rate (last 12 months)              9.54%


        2.      Principal Funding Account
                -------------------------

        Beginning Balance                                                  $0.00
                Plus:   Principal Collections for Related Monthly Period
                        from Principal Account                              0.00
                Plus:   Interest on Principal Funding Account Balance for
                        Related Monthly Period                               N/A
                Less:   Withdrawals to Finance Charge Account                N/A
                Less:   Withdrawals to Distribution Account                 0.00
                                                              ------------------
        Ending Balance                                                     $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1995-3
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     3.   Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                               N/A

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly                             N/A
                                                                    ------------
                Accumulation Shortfall                                       N/A
                                                                    ============
                Aggregate Accumulation Shortfall                             N/A
                                                                    ============

     4.   Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                               N/A

          Less: Principal Funding Investment Proceeds                        N/A
                                                                    ------------
                Principal Funding Investment Shortfall                       N/A

D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)   Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other amount
                designated by Transferor)                                  0.00%

          (b)   Required Reserve Account Amount ($)                        $0.00

          (c)   Required Reserve Account Balance
                any transfers on the Related Transfer Date                 $0.00

          (d)   Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date                $0.00


     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                N/A


     3.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the Related Transfer
          Date (1(d) plus 2 above)                                           N/A

     4.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related Mthly Period        4.93%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President